UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 13, 2008


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


             1-5721                                            13-2615557
    (Commission File Number)                                 (IRS Employer
                                                           Identification No.)


  315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                       10010
   (Address of Principal Executive Offices)                     (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01.  Completion of Acquisition or Disposition of Assets.

      This amendment to the Form 8-K filed by Leucadia National Corporation ("Leucadia") on February 15, 2008, is being filed to clarify that as a result of acquiring voting power in excess of 20% of the outstanding common stock of AmeriCredit Corp., this investment is now eligible to be accounted for by Leucadia under the equity method of accounting.






























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 26, 2008
                                                LEUCADIA NATIONAL CORPORATION


                                                   /s/  Joseph A. Orlando
                                                --------------------------------
                                                Name:   Joseph A. Orlando
                                                Title:  Vice President and Chief
                                                        Financial Officer
























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